SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                         SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
             SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                      MONETTA TRUST
            (Name of Registrant as Specified in their Charter)


   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)   Title of each class of securities to which transaction applies:

      -----------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

      -----------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

      -----------------------------------------------------------------
5)   Total fee paid:

       -----------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

     -------------------------------------------

2)  Form, Schedule or Registration Statement No.:

     -------------------------------------------

3)  Filing Party:

     -----------------------------------------------------

4)  Date Filed:

      -------------------------------------------------------



CONTENTS

1.   Shareholder Message
2.   Questions and Answers
3.   Notice of Special Meeting
4.   Proxy Statement
5.   Appendices

     A: Shareholders owning over 5% of the Fund and Nominees owning over 1% of the Fund
     B:   Audit Committee Charter
     C:   Officers of the Fund, the Adviser and the Sub-Adviser
     D:   New Advisory Agreement
     E:   New Sub-Advisory Agreement

6.   Form of Proxy Card
7.   Financial Advisers Letter




SHAREHOLDER MESSAGE

October 10, 2001

DEAR FELLOW SHAREHOLDER:

     A special meeting of shareholders of all series of the Monetta Trust will take place on December 3, 2001, and we are asking for your participation. You do not need to attend the meeting to participate. However, it is important that you take a few minutes to read the enclosed material and then vote your shares. You can vote by Internet, by telephone, or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

EACH SERIES OF THE TRUST HAS THREE PROPOSALS UP FOR A VOTE. SHAREHOLDERS OF ALL SERIES OF THE TRUST ARE BEING ASKED TO TAKE ACTION ON THE FOLLOWING
ITEMS:

1.   Election/re-election of the Board of Trustees;

2. Approval of a revised advisory agreement with Monetta Financial Services, Inc. to unbundle certain expenses from the advisory fee; and

3. Ratification of the selection of KPMG LLP as independent accountants of the Fund.

IN ADDITION, THE SHAREHOLDERS OF EACH OF THE INTERMEDIATE BOND FUND, THE GOVERNMENT MONEY MARKET FUND AND THE BALANCED FUND ARE BEING ASKED TO TAKE ACTION ON THE FOLLOWING ADDITIONAL ITEM:

4. Approval of a new sub-advisory agreement with Ambassador Capital Management LLC.

NONE OF THESE PROPOSALS WILL CHANGE THE PORTFOLIO MANAGERS FOR YOUR
INVESTMENTS.

THE TRUSTEES UNANIMOUSLY RECOMMEND APPROVING EACH OF THE PROPOSALS.

     NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. A proxy solicitor, D. F. King & Co., Inc., 77 Water Street, New York, NY 10005, has been retained to make follow-up phone calls to shareholders as may be necessary on behalf of the funds. Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings. Voting by Internet or phone lowers proxy costs even further.

     Please join me in exercising your rights as a shareholder by reviewing the attached materials and casting your vote.

     We thank you for your time and attention to this important matter.

Sincerely yours,

Robert S. Bacarella
President



QUESTIONS AND ANSWERS ABOUT THE PROPOSALS


WHAT ARE SHAREHOLDERS VOTING ON?

     The Monetta Trust is asking all of its shareholders to vote on three proposals. In addition, shareholders of each of the Balanced Fund, the Intermediate Bond Fund and the Government Money Market Fund are being asked to vote on an additional proposal.

1.   TO ELECT TRUSTEES.

     Shareholders of each of the series of the Monetta Trust are being asked to elect or re-elect Monetta Trust trustees. Four (4) of the seven
(7) trustees are independent of the investment adviser as required by the SEC to be in effect by July 2, 2002.

2.   TO APPROVE A REVISED ADVISORY AGREEMENT.

     Shareholders of each of the series of Monetta Trust are being asked to approve a revised advisory agreement with Monetta Financial Services, Inc. While the proposed agreement is with the same Adviser and the same portfolio managers will be managing your investments, the proposed agreement separates the management fees paid by each series of the Monetta Trust from the other expenses of the Trust and adds break points whereby the management fees paid by the equity funds of the Trust (Small-Cap Fund, Mid-Cap Fund and Large-cap Fund) will decrease as net assets increase. In the short term, total expenses for each of the series of the Trust will increase. However, the total return of each series of the Trust may improve over the long-term to the extent soft dollars are used, when available, to pay for some expenses of the Trust. There is no guarantee that there will be soft dollars available to pay for the funds' expenses.

3.   TO RATIFY MONETTA TRUST'S INDEPENDENT ACCOUNTANTS.

     Shareholders are being asked to ratify the trustees' appointment of KPMG LLP as independent accountants.

4.   TO APPROVE A NEW SUB-ADVISORY AGREEMENT.

     Shareholders of each of the Balanced Fund, Intermediate Bond Fund and the Government Money Market Fund are being asked to approve a new sub-advisory agreement with Ambassador Capital Management LLC. Long-time co-portfolio manager Gary Schaefer will continue managing the Intermediate Bond Fund, the Government Money Market Fund and the fixed income portion of the Balanced Fund in his new position with Ambassador Capital
Management. If the proposed sub-advisory agreement is approved, the advisor fees paid by each of these funds will not increase. The sub-advisory fee is paid by the Adviser, Monetta Financial Services, Inc., out of its advisor fee.

MORE INFORMATION ABOUT THE PROPOSALS

     The following tells you more about the proposals and explains the main reasons that the directors believe the proposals are in the best interests of shareholders.

WHAT ROLE DO THE TRUSTEES PLAY (PROPOSAL 1)?

     The Board of Trustees is responsible for protecting the interests of the Trust's shareholders. The Trustees meet regularly to review the Trust's activities, contractual arrangements and performance. Trustees are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review Trust performance, oversee Trust activities, and review contractual arrangements with companies that provide services to the Trust and its funds.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE REVISED ADVISORY AGREEMENT (PROPOSAL 2)?

     The proposed agreement separates the management fees paid by each series of the Trust from the other expenses of the Trust and adds break points whereby the management fees paid by the equity funds of the Trust (Small-Cap Fund, Mid-Cap Fund and Large-cap Fund) will decrease as net assets increase. In the short term, total expenses for each of the series of the Trust will increase. However, the total return of each series of the Trust may improve over the long-term to the extent soft dollars are used to pay for some expenses of the Trust.

     The effect of the proposal is to lower the advisory fee paid by the equity funds (Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund) and keep the advisory fee the same for the other funds of the Trust (Balanced Fund, Intermediate Bond Fund and Government Money Market Fund). The proposal, however, will shift some of the Trust expenses currently paid by the Adviser to each series of the Trust. At current asset levels, the total expenses of the Fund will be higher. However, the total expenses may decrease if the assets grow.

     Currently, under the terms of the present advisory agreement, the Trust is unable to utilize soft dollars, when available, to pay for Trust-related expenses such as legal, audit and state registration fees. Trust expenses can only be paid by soft dollars if they are an obligation of the Trust. Therefore, in order to utilize soft dollars, the Trustees of the Trust recommended the advisory agreement be modified to unbundle certain expenses from the advisory fee for the Trust.

     The effect of this change will require the total expenses paid by each series of the Trust to increase. However, each series of the Trust's total return may increase as the Adviser's fee is reduced and soft dollars are available to pay for Trust expenses. However, there is no guarantee that there will be soft dollars available to pay for the Trust expenses. There are no other changes to the advisory agreement. The Adviser will remain the same, and the same portfolio managers will continue to manage your investments.

     As part of the revised advisory agreement the Trust is proposing to enter into with Monetta Financial Services, Inc. (the "Adviser"), the fees paid by each series of the Trust will increase. Monetta Trust's management fee and total expense ratio for each series of the Trust for the six months ended June 30, 2001 are shown below on an actual and pro forma basis, as if the proposed new fees had been in place throughout the period (see "Proposal 2 - The Effects of the Change to the Advisory Fee" in the Proxy Statement for more information about this):

                                              MANAGEMENT FEE            TOTAL EXPENSE RATIO
SERIES OF THE MONETTA TRUST               CURRENT        PROPOSED       CURRENT      PROPOSED
Small-Cap Fund                            0.75%          0.75%          2.35%
Mid-Cap Fund                              0.75%          0.75%          1.40%
Large-Cap Fund                            0.75%          0.75%          2.13%
Balanced Fund                             0.40%          0.40%          1.06%
Intermediate Bond Fund                    0.35%          0.35%          0.59%
Government Money Market Fund              0.25%          0.25%          0.37%

The proposed management fees will be lower as the net assets of the Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund increase due to the implementation of asset breakpoints. For more information see proposal 2 under the subsection "Advisory Fee".

     We believe that each series of the Monetta Trust remains a good value for its shareholders. In thinking about the proposed fee increase, keep these things in mind:

   . The total expense ratio for each series of the Monetta Trust represents all expenses for that series.

   . The total return for each series of the Trust may increase as the Adviser's fee is reduced and soft dollars are available to pay for Trust expenses.

   . Even with the proposed fee increase, the total expense ratio for a majority of the funds in the Trust remain below that of their peers.


WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS (PROPOSAL 3)?

     The independent accountants act as the Monetta Trust's auditors. They review the Trust's annual financial statements and provide other audit and tax-related services to the Trust.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE NEW SUB-ADVISORY AGREEMENT (PROPOSAL 4)?

     Gary Schaefer joined the Adviser in June 1997. He has been a co-portfolio manager with Robert Bacarella for the Intermediate Bond Fund,the Government Money Market Fund and the fixed income portion of the Balanced Fund. In October 2000,
Mr. Schaefer joined Ambassador Capital Management as a principal while remaining an employee of the Adviser. Both Mr. Schaefer, the Adviser and the Trust desire that he continue as a co-portfolio manager with the Trust, but wish to avoid Mr. Schaefer's current dual employment with both the Adviser and Ambassador Capital Management. Therefore, the shareholders of each of the Balanced Fund, the Intermediate Bond Fund and the Government
Money Market Fund are being asked to approve the new sub-advisory agreement between these series of the Trust and Ambassador Capital Management LLC.
The management fees paid by these series of the Trust will not increase and there will be no change in management as a result of the sub-advisory agreement. There are no other financial arrangements between the Adviser and Ambassador Capital Management.

HAVE THE DIRECTORS APPROVED EACH PROPOSAL?

     Yes. The Directors have unanimously approved all of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

     As a shareholder, you are entitled to one vote for each share you own of each series of the Monetta Trust on the record date, and each fractional share is entitled to a proportionate share of one vote. The record date is October 9, 2001.

HOW TO VOTE YOUR SHARES

     Voting your shares is easy and will only take a few minutes. You may use any of the following options, and remember that VOTING BY INTERNET OR PHONE WILL HELP LOWER PROXY EXPENSES. For Internet and touch-tone telephone voting, you will need the 12-digit number(s) on your enclosed proxy voting card(s).

 . BY INTERNET: Go to the Internet address listed on your proxy card and follow the instructions.

 . BY TOUCH-TONE PHONE: Call toll-free __________ and follow the recorded instructions.

 . BY FAX: Sign and date the proxy card. Fax both sides of the proxy card to _____________.

 . BY MAIL: Mark your votes on the enclosed proxy card, sign your name exactly as it appears on your latest account statement. Be sure to date, and mail your vote using the postage-paid envelope provided.

REMEMBER: If you vote by Internet, fax or phone, you should not mail in your proxy card. If you received more than one card due to multiple accounts, please make sure you vote all the enclosed proxy card(s).

     If you have questions on any part of this document, please call our proxy solicitor, D.F. King & Co, Inc., toll-free at 1-800-207-3156. A specially trained customer service representative will be pleased to assist you with any questions or instructions on how to vote your shares.

     The information on these pages is only a summary. Before you vote, please read the following proxy statement. It's important to participate and vote as soon as you can.




NOTICE OF SPECIAL MEETING

TO ALL SHAREHOLDERS OF THE MONETTA TRUST:

     Notice is hereby given that a special meeting of shareholders of all series of the Monetta Trust will be held at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois, 60187, on December 3, 2001, beginning at 9:00 a.m. Central Time for the following purposes:

1. To elect directors to hold office until their successors are duly elected and qualified;

2.   To approve a revised advisory agreement;

3.   To ratify the selection of KPMG LLP as independent accountants; and

4. To approve a new sub-advisory agreement for the Balanced Fund, Intermediate Bond Fund and Government Money Market Fund only.

     The close of business on October 9, 2001, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

By order of the Board of Trustees,



Maria Cesario DeNicolo
Secretary
October 10, 2001




                              PROXY STATEMENT

           PROXY STATEMENT FOR A SPECIAL MEETING OF SHAREHOLDERS
                OF THE FUND TO BE HELD ON DECEMBER 3, 2001

                               MONETTA TRUST
                  1776-A SOUTH NAPERVILLE ROAD, SUITE 100
                       WHEATON, ILLINOIS 60187-8133


INTRODUCTION

PURPOSE OF THIS DOCUMENT

     This proxy statement is being furnished to shareholders of each of the series of the Monetta Trust in connection with the solicitation of proxies by and on behalf of the Board of Trustees for use at the Trust's meeting. The meeting will be held at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois, 60187, on December 3, 2001, beginning at 9:00 a.m. Central Time. This proxy statement is first being mailed to shareholders on or about October 12, 2001.

     For convenience, Monetta Trust is referred to in this proxy statement as "Monetta Trust" or the "Trust." Monetta Financial Services, Inc. is referred to as the "Adviser." The Investment Company Act of 1940 is referred to as the "1940 Act." The series of the Trust refers to, collectively, the Small-Cap Fund, the Mid-Cap Fund, the Large-Cap Fund, the Balanced Fund, the Intermediate Bond Fund and the Government Money Market Fund.

WHO MAY VOTE

     The Board of Trustees has fixed the record date as of the close of business on October 9, 2001. Only holders of shares of the Trust at the close of business on the record date are entitled to notice of, and to vote at, the meetings. As of the record date, there were a total of:

     _____ eligible votes for the Small-Cap Fund;
     _____ eligible votes for the Mid-Cap Fund;
     _____ eligible votes for the Large-Cap Fund;
     _____ eligible votes for the Balanced Fund;
     _____ eligible votes for the Intermediate Bond Fund;
     _____ eligible votes for the Government Money Market Fund; and
     _____ eligible votes for all series of the Monetta Trust.

     Shareholders as of the record date are entitled to one vote for each share, and each fractional share is entitled to a proportionate share of one vote, upon each matter properly submitted to the meeting. Shareholders may vote on such other business as may properly come before the meeting as required by law.


HOW TO VOTE

     Shareholders are requested to vote by Internet, phone or by returning the enclosed proxy cards. Voting by Internet costs the Trust less than if you vote by telephone or mail. Depending on the number of funds of the Trust in which you are a shareholder and the number of accounts you have, you may receive more than one proxy card.

     If you vote by mail, complete, date, sign and promptly return the enclosed proxy card in the accompanying envelope. If you properly execute and return your proxy card prior to the meeting, your shares will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxies will be voted FOR the proposals described in this proxy statement.

     Robert S. Bacarella, President of the Trust, and Maria Cesario DeNicolo, Chief Financial Officer, Treasurer and Secretary of the Trust, intend to be present at the meeting. No other Trustees intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting. You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.

QUORUM AND VOTING REQUIREMENTS

     In order to take action on any proposal (or element of a proposal), a "quorum" or 30 percent of the votes entitled to be cast on that proposal must be represented in person or by proxy. Any lesser number, however, shall be sufficient for adjournments.

PROPOSAL 1:

     The seven (7) nominees for the board of trustees who receive the highest number of votes from all series of the Trust voting together will be elected trustees.

PROPOSAL 2:

     The revised advisory agreement with Monetta Financial Services, Inc. requires approval of a majority of the eligible votes of each series of the Trust as defined by the 1940 Act. A majority of eligible votes of each series of the Trust is the affirmative vote of the lesser of (i) 67% of such votes if the holders of more than 50% of the total eligible votes of each series of the Trust are represented at the meeting, or (ii) more than 50% of the total eligible votes of each series of the Trust.

PROPOSAL 3:

     To ratify the selection of KPMG LLP as independent accountants, the proposal must receive the affirmative vote of the holders of a majority of the votes of all series of the Trust voting together and represented at the meeting.

PROPOSAL 4:

     The new sub-advisory agreement with Ambassador Capital Management LLC requires the favorable vote of a majority of the eligible votes of each of the Balanced Fund, Intermediate Bond Fund and Government Money Market Fund as defined by the 1940 Act (see description of vote under Proposal 2 above).

OTHER VOTING-RELATED ISSUES

     If a quorum is not present at a meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law or of the Trust's Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, shall be sufficient for adjournments.

     A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board of Trustees does not presently know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

     Abstentions and broker "non-votes" (I.E., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will have no effect on any motion to adjourn or the election of trustees (Proposal 1) and will not be counted as votes FOR Proposals 2 through 4. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposals 2 through 4.

IMPORTANT SERVICE PROVIDERS

MONETTA FINANCIAL SERVICES, INC.  Serves as adviser to the Monetta Trust.
FUNDS DISTRIBUTOR, INC. Serves as principal underwriter for the Monetta Trust. FIRSTAR MUTUAL FUNDS SERVICES, LLC. Serves as the transfer agent for the
                                     Monetta Trust.
FIRSTAR BANK, N.A.  Serves as the custodian for the Monetta Trust.
KPMG LLP.  Serves as independent accountants for the Monetta Trust.
D'ANCONA & PFLAUM LLC.  Serves as counsel to the Monetta Trust and for the independent trustees.

The address for Monetta Financial Services, Inc. is: 1776-A South
Naperville Road, Suite 100, Wheaton, Illinois 60187.

The address for Funds Distributor, Inc. is: 60 State Street, Suite 100, Boston, MA, 02109.

SOLICITATION OF PROXIES

     The Trust has retained D. F. King & Co., Inc., 77 Water Street, New York, NY, 10005, a proxy solicitation firm, to assist in the solicitation of proxies. The cost of these services will depend upon the amount and types of services rendered. The Adviser has agreed to pay 50% of the expenses of holding the special meeting of shareholders, including solicitation of proxies, and the Monetta Trust will pay 50% of the expenses. Of this 50%, each series of the Trust will bear its own pro rata share of costs of solicitation and expenses incurred in connection with preparing this proxy statement, including the cost of retaining a proxy solicitation firm. The Adviser and the Trust also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of Trust shares.

     In addition to the solicitation of proxies by mail, officers of the Trust and of the Adviser may also solicit proxies electronically, by telephone, by fax, in person or by other means.

     Additional information about the Monetta Trust and their operations may be found throughout the proxy statement.

SHAREHOLDER REPORTS

     Each series of the Trust will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to Monetta Trust, 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187, or should call Monetta Trust at 1-800-MONETTA.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Monetta Trust is not required to hold annual shareholders' meetings, and it does not intend to do so.

     The Trust may hold special meetings as required or as deemed desirable by its Board of Trustees for other purposes, such as changing fundamental policies, electing or removing directors, or approving or amending an investment advisory agreement. In addition, special shareholder meetings may be called by the secretary upon the written request of shareholders having at least 10% of all the votes entitled to be cast at such meeting.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Monetta Trust at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.

     Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because the proposal must comply with certain federal securities regulations.

NOTICE TO BANKS, BROKERS-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Trust in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited and if so, the number of copies of the proxy statements, other soliciting material and Annual Reports (or Semi-Annual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Write in care of the Monetta Trust, 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.





PROPOSAL 1

ELECTION OF TRUSTEES

     It is proposed that shareholders of each series of the Monetta Trust elect seven (7) nominees to serve as trustees, each to hold office until a successor is elected and qualified. Five of the nominees have previously
been approved by the shareholders.  Of the remaining two nominees,   Maria
Cesario DeNicolo was recently elected as a Trustee and currently serves as Chief Financial Officer, Treasurer and Secretary of both the Monetta Fund and Monetta Trust. The remaining nominee, Marlene Zielonka Hodges, was recently elected as a Trustee. The persons named in the accompanying proxies intend to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for elections to office.

     Each nominee has consented to being named in this proxy statement and has agreed to serve as a trustee if elected. The Board of Trustees does not know of any reason why any nominee would be unable or unwilling to serve as a trustee, but if any nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees. Appendix A lists all shareholders that owned 5% or more of any series of the Trust and any nominees who owned more than 1% of any series of the Trust. The Monetta Trust has no knowledge as to whether any nominee has the right to acquire beneficial ownership of shares of any series of the Trust.

INFORMATION ABOUT THE NOMINEES

     This table shows basic information about each nominee. All seven of the nominees currently serve as Trustees of the Trust. For purposes of their duties as trustees, the address of each individual listed below is 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187. Four of the seven nominees are Independent Trustees (that is they are not "interested persons" as defined in the 1940 Act). The interested directors are indicated by footnote below.

NAME AND DATE OF BIRTH          POSITION(S) WITH THE TRUST     PRINCIPAL OCCUPATIONS AND OTHER
                                                               AFFILIATIONS
Robert S. Bacarella*            TRUSTEE and President          Chairman, Chief Executive Officer and
05/31/1949                                                     President of Monetta Financial
                                                               Services, Inc. ("Adviser") since April
                                                               1997; Chairman and Chief Executive
                                                               Officer of Adviser, 1996 to 1997;
                                                               President of the Adviser 1984 to 1996;
                                                               President and Director of the Fund
                                                               since 1985; President and Trustee of
                                                               the Trust since 1993.
John W. Bakos*                  TRUSTEE                        Division Placement Manager, Sears,
03/26/1947                                                     Roebuck & Co., since 1969; Trustee of
                                                               the Trust since 1996; Director of the
                                                               Fund since 1985.
Maria Cesario DeNicolo*         TRUSTEE                        Chief Financial Officer of the
02/14/1949                      Chief Financial Officer,       Adviser, since May 1997; Secretary and
                                Treasurer and Secretary                               Treasurer of the Adviser since 1996;
                                                               Secretary of the Trust since 1993;
                                                               Treasurer of the Trust since 1994;
                                                               Treasurer of the Fund since 1993.
John L. Guy                     TRUSTEE                        Executive Director, First Union Nat'l
06/09/1952                                                     Bank, Small Business Solutions, since
                                                               Nov. 1999; President, Heller Small
                                                               Business Lending Corporation (formerly
                                                               Heller First Capital Corp.), May 1995
                                                               to Nov. 1999; Trustee of the Trust
                                                               since 1993; Director of the Fund since
                                                               1998.
Marlene Zielonka Hodges         TRUSTEE                        For the past five years, Ms. Hodges
10/22/1948                                                     has served as Director of Finance for
                                                               Women's Apparel, Sears Roebuck &
                                                               Company.
Mark F. Ogan                    TRUSTEE                        President, DuPage Capital Management,
05/29/1942                                                     Ltd., since April 1995.  Trustee of
                                                               the Trust since 1993; Director of the
                                                               Fund since 1988.
William M. Valiant              TRUSTEE                              Director, Adviser, February 1991
07/25/1925                                                     to 1997; Director, MIS, 1988 to 1997;
                                                               Vice President and Treasurer, Borg-
                                                               Warner Corporation, retired, July
                                                               1990; Trustee of the Trust since 1993.

* Robert S. Bacarella, John W. Bakos and Maria Cesario DeNicolo are considered "interested persons" of the Fund as defined in the 1940 Act as a result of their affiliation or shareholdings with the Adviser.

TRUSTEE ACTIVITIES AND COMPENSATION

MEETINGS AND COMMITTEES

     The Monetta Fund's Board of Trustees met five times in person during calendar year 2000 and has met in person three times through August 2001 with a total of four in-person meetings scheduled in the year 2001. In calendar year 2000, Mr. Guy was unable to attend one meeting and Mr. Valiant was unable to attend two meetings; all other Directors attended 100% of those meetings.

     The Trust has an Audit Committee, which is comprised entirely of Independent Trustees (Mark Ogan and John Guy). The Audit Committee reviews financial statements and other audit-related matters for the Trust. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the Auditor's independence. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met once during calendar year 2000. Mr. Ogan attended the meeting. The Audit Committee has a written charter, attached as Appendix B.

     The Fund also has a Nominating Committee, which was created in 2000 and is comprised entirely of Independent Trustees (Mark Ogan and John Guy). The Nominating Committee meets as often as deemed appropriate by the members. The Nominating Committee did not meet during calendar year 2000. The Nominating Committee reviews and nominates persons to serve as members of the Board of Trustees, and reviews and makes recommendations concerning the compensation of the Independent Trustees. The Nominating Committee does not ordinarily consider nominees recommended by shareholders.
However, shareholders may propose nominees by writing to the Nominating Committee, in care of the secretary of the Monetta Trust, at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.

     The Trust also has an Executive Committee, which includes Robert Bacarella, John Bakos and William Valiant. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the Board's power.

COMPENSATION OF TRUSTEES, OFFICERS AND OTHERS.

     Trustees and officers of the Trust who are also "interested persons" of the Trust, including all employees of the Adviser, receive no compensation from the Trust. Officers of the Trust receive no compensation from the Trust. Each Independent Trustee currently receives an aggregate of $500 from the Trust for each regular meeting of the Board of Trustees. Those trustees who must travel to Chicago to attend board meetings are reimbursed for all reasonable out-of-pocket travel expenses. The members of the Audit Committee and Nominating Committee each receive an additional $500 per meeting attended. If the Audit Committee and/or Nominating Committee meet prior to or immediately following a regular meeting of the Board of Trustees, then the additional meeting fee is reduced to $250 per member of the Audit Committee and Nominating Committee. The compensation paid to each Trustee is shown in the table below.









AGGREGATE COMPENSATION FROM THE MONETTA FUND AND MONETTA TRUST FOR FISCAL YEAR-END DECEMBER 31, 2000

Name of Person, Position        Aggregate         Aggregate         Pension or       Total
                                Compensation from Compensation from Retirement       Compensation
                                Monetta Fund      Monetta Trust     Benefits Accrued from Fund
                                                                    as Fund Expense  Complex
Robert S. Bacarella, Trustee(1) $0                $0                $0               $0
John W. Bakos, Trustee(1)       $1,000            $1,000            $0               $2,000
John L. Guy, Trustee            $2,000            $2,000            $0               $4,000

Paul W. Henry(1)                $750              N/A               $0               $750
Mark F. Ogan, Trustee           $2,250            $2,250            $0               $4,500
William Valiant, Trustee        N/A               $1,000            $0               $1,000

(1) Compensation reflected above is for calendar year 2000 and was paid by the Adviser.
The Board of Trustees recommends that you vote FOR each nominee.




PROPOSAL 2

TO APPROVE A REVISED ADVISORY AGREEMENT WITH MONETTA FINANCIAL SERVICES,
INC.

     The Board of Trustees, including the Independent Trustees, has approved and recommends that shareholders of each series of the Monetta Trust approve the revised Advisory Agreement with Monetta Financial Services, Inc. As described in more detail under the heading "Matters Considered by the Board," this recommendation is the result of evaluation by the full Board of Trustees of a substantial amount of information, including information prepared by independent sources and by Monetta Financial Services, Inc. (called the "Adviser" in this proxy statement).

     The proposed agreement separates the management fees paid by each series of the Trust from the other expenses of the Trust and adds break points whereby the management fees paid by the equity funds of the Trust (Small-Cap Fund, Mid-Cap Fund and Large-cap Fund) will decrease as net assets increase. In the short term, total expenses for each of the series of the Trust will increase. However, the total return of each series of the Trust may improve over the long-term to the extent soft dollars, when available, are used to pay for some expenses of the Trust.

     The effect of the proposal is to lower the advisory fee paid by the equity funds (Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund) and keep the advisory fee the same for the other funds of the Trust (Balanced Fund, Intermediate Bond Fund and Government Money Market Fund). The proposal, however, will shift some of the Trust expenses currently paid by the Adviser to each series of the Trust. At current asset levels, the total expenses of the Fund will be higher. However, the total expenses may decrease if the assets grow.

     Currently, under the terms of the present advisory agreement, the Trust is unable to utilize soft dollars, when available, to pay for Trust-related expenses such as legal, audit and state registration fees. Trust expenses can only be paid by soft dollars if they are an obligation of the Trust. Therefore, in order to utilize soft dollars, the Trustees of the Trust recommended the advisory agreement be modified to unbundle certain expenses from the advisory fee for the Trust.

     The agreement is otherwise not being materially changed, and the same portfolio managers will continue managing your investments. The same Adviser is being retained. The only reason shareholders are being asked to re-approve the agreement is to unbundle certain expenses from the advisory fee for the Trust so that the series of the Trust are able to lower fees paid to the Adviser as net assets increase and utilize soft dollars, when available, to pay for Trust-related expenses. The effect of this change will require the management fees paid by the Trust to decrease while other expenses will increase. The Trust's total return may increase, however, as the Adviser's fee is reduced and soft dollars are available to pay for Trust expenses. There is no guarantee that there will be soft dollars available to pay for the Trust expenses.

TERMS OF THE NEW ADVISORY AGREEMENT

     Shareholders of each series of the Trust are being asked to approve the new Advisory Agreement with minimal changes from the existing Advisory Agreement. The following discussion of the new Advisory Agreement is qualified in its entirety by reference to the form of the new Advisory Agreement set forth in Appendix D.

     In the new Advisory Agreement, certain expenses will be reallocated between the Adviser and the Trust. The Trust will pay for all expenses of maintaining the registration of the Trust's shares under federal and state securities laws, and all legal, audit and tax preparation fees incurred on behalf of the Trust. The Monetta Trust will also pay for all expenses of its operations not specifically assumed by the Adviser. Under the existing Advisory Agreement, the Adviser now pays for such particular expenses and expenses not specifically allocated.

     As under the existing Advisory Agreement, the new Advisory Agreement provides that the Adviser, subject to the general supervision of the Board of Trustees, will provide management and investment advice and will furnish statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Trustees. The Board of Trustees may arrange for the Adviser to perform any of the corporate management services necessary or advisable for the operations of the Monetta Trust or contract with another person to perform them. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties, the Adviser will not be subject to liability to the Monetta Trust or any shareholder of the Monetta Trust for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     The existing Advisory Agreement was last presented to shareholders for approval on January 28, 1997.

ADVISORY FEE

     The advisory fee under the new Advisory Agreement is calculated daily and paid monthly and is expressed as an annual percentage of the Fund's average net assets. The Adviser will be paid at the following annual rate:

Monetta Small-Cap Equity Fund           First $300 million in net assets - 0.75%
                                        Next $200 million in net assets - 0.70%
                                        Net assets over $500 million - 0.65%

Monetta Mid-Cap Equity Fund             First $300 million in net assets - 0.75%
                                        Next $200 million in net assets - 0.70%
                                        Net assets over $500 million - 0.65%

Monetta Large Cap Fund                  First $300 million in net assets - 0.75%
                                        Next $200 million in net assets - 0.70%
                                        Net assets over $500 million - 0.65%

Monetta Balanced Fund                   0.40% of net assets

Monetta Intermediate Bond Fund          0.35% of net assets


Monetta Government Money Market Fund*   0.25%of net assets

 *Since inception, 3/1/93, the Adviser has waived the management fee and anticipates continuing to do so until assets increase.

     Under the existing Advisory Agreement, the Adviser was paid the following fees based on average net assets:

Monetta Small-Cap Equity Fund                     0.75%
Monetta Mid-Cap Equity Fund                       0.75%
Monetta Large Cap Fund                            0.75%
Monetta Balanced Fund                             0.40%
Monetta Intermediate Bond Fund                    0.35%
Monetta Government Money Market Fund              0.25%

     The following chart summarizes for each series of the Trust the fees paid to the Adviser for the fiscal year 2000. The chart also shows what the Adviser would have been paid had the proposed fees been in effect and the percentage difference between the actual and proposed fees.

                 FUND                       ACTUAL FEE       PROPOSED FEE     PERCENTAGE DIFFERENCE
Monetta Small-Cap Equity Fund           $                  $                 [+/-]___%
Monetta Mid-Cap Equity Fund             $                  $                 %
Monetta Large Cap Fund                  $                  $                 %
Monetta Balanced Fund                   $                  $                 %
Monetta Intermediate Bond Fund          $                  $                 %
Monetta Government Money Market Fund    $                  $                 %

THE EFFECTS OF THE CHANGE TO THE ADVISORY FEE

     The following chart summarizes the expense ratio impact of the proposed fee unbundling on each series of the Monetta Trust for the years 1998-2000.

     [Insert Monetta Trust expense ratio impact chart]

     The following charts show the expense ratio impact on each series of the Monetta Trust in more detail.

     [Insert detailed Monetta Trust expense ratio impact charts for each series - 1998-2000]

     Monetta Trust's management fee and total expense ratio for each series of the Trust for the six months ended June 30, 2001 are shown below on an actual and pro forma basis, as if the proposed new fees had been in place throughout the period.

                                                 MANAGEMENT FEE           TOTAL EXPENSE RATIO
SERIES OF THE MONETTA TRUST                   CURRENT       PROPOSED      CURRENT      PROPOSED
Small-Cap Fund
Mid-Cap Fund
Large-Cap Fund
Balanced Fund
Intermediate Bond Fund
Government Money Market Fund




For calendar year 2000, as reported by Morningstar, Inc., our proposed fee, for a majority of the funds, is lower than the expense ratio of other average mutual fund :

     PROPOSED SMALL-CAP FUND TOTAL EXPENSE RATIO - ___%
     Average small growth mutual fund total expense ratio - %

     PROPOSED SMALL-CAP FUND MANAGEMENT FEE - ___%
     Average small growth mutual fund management fee - ___%

     Of the ______ small growth mutual funds tracked by Morningstar, Inc. _____ funds, or ____%, had total expense ratios in their most recent fiscal years higher than the total expense ratio proposed for the Small-Cap Fund.

     PROPOSED MID-CAP FUND TOTAL EXPENSE RATIO - ___%
     Average mid-cap growth mutual fund total expense ratio - ___%

     PROPOSED MID-CAP FUND MANAGEMENT FEE - ___%
     Average mid-cap growth mutual fund management fee - ___%

     Of the ______ mid-cap growth mutual funds tracked by Morningstar, Inc. _____ funds, or ____%, had total expense ratios in their most recent fiscal years higher than the total expense ratio proposed for the Mid-Cap Fund.

     PROPOSED LARGE-CAP FUND TOTAL EXPENSE RATIO - ___%
     Average large growth mutual fund total expense ratio - ___%

     PROPOSED LARGE-CAP FUND MANAGEMENT FEE - ___%
     Average large growth mutual fund management fee - ___%

     Of the ______ large growth mutual funds tracked by Morningstar, Inc. _____ funds, or ____%, had total expense ratios in their most recent fiscal years higher than the total expense ratio proposed for the Large-Cap Fund.

     PROPOSED BALANCED FUND TOTAL EXPENSE RATIO - ___%
     Average domestic hybrid fund total expense ratio - ___%

     PROPOSED BALANCED FUND MANAGEMENT FEE - ___%
     Average domestic hybrid fund management fee - ___%

     Of the ______ domestic hybrid funds tracked by Morningstar, Inc. _____ funds, or ____%, had total expense ratios in their most recent fiscal years higher than the total expense ratio proposed for the Balanced Fund.

     PROPOSED INTERMEDIATE BOND FUND TOTAL EXPENSE RATIO - ___%
     Average intermediate-term bond fund total expense ratio -
     ___%

     PROPOSED INTERMEDIATE BOND FUND MANAGEMENT FEE - ___%
     Average intermediate-term bond fund management fee - ___%

     Of the ______ intermediate-term bond funds tracked by Morningstar, Inc. _____ funds, or ____%, had total expense ratios in their most recent fiscal years higher than the total expense ratio proposed for the Intermediate Bond Fund.

     PROPOSED GOV'T MONEY MARKET FUND TOTAL EXPENSE RATIO - ___%
     Average money market mutual fund total expense ratio - ___%

     PROPOSED GOV'T MONEY MARKET FUND MANAGEMENT FEE - ___%
     Average money market mutual fund management fee - ___%


     Of the ______ money market mutual funds tracked by Lipper Analytical Service, Inc. _____ funds, or ____%, had total expense ratios in their most recent fiscal years higher than the total expense ratio proposed for the Government Money Market Fund.

EFFECTIVE DATE AND TERMINATION OF THE NEW ADVISORY AGREEMENT

     If approved by shareholders, the new Advisory Agreement will take effect immediately after the shareholder meeting and will remain in effect through December 3, 2003, and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of each series of the Trust. If the new Advisory Agreement is not approved, the changes described above will be delayed while other options are considered. If Proposal 2 is not approved, the existing Advisory Agreement will continue in effect through January 31, 2002, and thereafter only as long as its continuance is approved at least annually as described above.

MATTERS CONSIDERED BY THE BOARD

     On November 9, 2000, the Board of Trustees, including all of the Independent Trustees approved of the existing Advisory Agreement without any material changes.

     On February 15 and April 9, 2001, the Board of Trustees considered the issue of revising the existing Advisory Agreement and the need for shareholder approval through the filing of a proxy statement.

     On August 17, 2001, the Board of Trustees, including all of the Independent Trustees, reviewed the proposed changes to the Advisory Agreement and the soft dollar and expense ratio impact of a revision to the Advisory Agreement. After thoroughly discussing the proposed changes and the impact the changes would have on the Fund, the trustees approved the new Advisory Agreement and called for a meeting of shareholders to approve the new Advisory Agreement.

     In their August 17, 2001 meeting, the Independent Trustees reviewed materials specifically relating to the existing Advisory Agreement. These materials included: (i) information on the investment performance of each series of the Monetta Trust compared against a peer group of funds, (ii) sales and redemption data for the Monetta Trust, (iii) information concerning the expenses of each series of the Monetta Trust compared against a peer group of funds, and (iv) the Adviser's operations and financial condition. The Trustees, including the Independent Trustees, regularly review, among other issues: (i) arrangements in respect of the distribution of the Monetta Trust's shares, (ii) the allocation of the Trust's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Trust expenses and to pay for research and other similar services, (iii) the Adviser's management of the relationships with the Monetta Trust's third party providers, including custodian and transfer agents, (iv) the resources devoted to and the record of compliance with the Monetta Trust's investment policies and restrictions and with policies on personal securities transactions, and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

     In their August 17, 2001 meeting, the Independent Trustees considered the new Advisory Agreement, including: (i) Monetta Financial Services, Inc. does not anticipate any material changes in its operations as a result of the proposed change to the Advisory Agreement; (ii) each series of the Trust would continue to be managed by the same portfolio managers; (iii) the Adviser would remain the same; (iv) the proposed changes would allow the Trust to use soft dollars, when available, to pay for Trust related expenses, including legal, audit and state registration fees, something the Trust presently cannot do; (v) the soft dollar balance for the Monetta family of funds (including the Monetta Fund) is expected to be approximately $200,000 by the end of 2001 and this money cannot be used for Trust expenses unless the expenses that may be paid for with soft dollars are obligations of the Trust; (vi) the possibility that the Trust's total return may increase as the Adviser's fee is reduced and soft dollars are available to pay for fund expenses; and (vii) the advisory agreement will be materially unchanged, except for the reallocation of expenses and increase in fees paid by the Trust. The Trustees discussed whether any additional information was needed and concluded that it was not.

CONCLUSION

     In considering both the existing and new Advisory Agreements in the August meeting, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees and Independent Trustees concluded that the new Advisory Agreement is fair and reasonable and that it should be approved.

   The trustees believe that Monetta Trust remains a good value for its shareholders. In thinking about the proposed fee increase, keep these things in mind:

   . Monetta Trust's total expense ratio represents all Trust expenses.

   . The Trust's total return may increase as the Adviser's fee is reduced and soft dollars are available to pay for Trust expenses.

   . Even with the proposed fee increase, the majority of the funds' total expense ratio remains below that of its peers.


     The Board of Trustees, including the Independent Trustees, voted to approve the submission of the new Advisory Agreement to shareholders of the Monetta Trust and recommends that all shareholders vote FOR Proposal 2.





 PROPOSAL 3

TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST

     By a vote of the Board of Trustees and its Independent Trustees, the firm of KPMG LLP has been selected as independent accountants for the Monetta Trust to sign or certify any financial statements of the Trust required by any law or regulation to be certified by an independent accountant and filed with the SEC or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders at this meeting. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each series of the Monetta Trust, by vote of a majority of their eligible votes at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. KPMG LLP has advised the Monetta Trust that to the best of its knowledge and belief, as of the record date, no KPMG LLP professional had any direct or material indirect ownership interest in the Monetta Trust inconsistent with the independence standards pertaining to accountants.

The independent accountants examine annual financial statements for the Monetta Trust and provide other audit and tax-related services. In recommending the selection of the Monetta Trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of KPMG LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.




FOR SHAREHOLDERS OF THE BALANCED FUND, INTERMEDIATE BOND FUND AND
GOVERNMENT MONEY MARKET FUND ONLY

PROPOSAL 4

TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH AMBASSADOR CAPITAL MANAGEMENT
LLC.

     The Board of Trustees, including the Independent Trustees, has approved and recommends that shareholders of each of the Balanced Fund, the Intermediate Bond Fund and the Government Money Market Fund approve the new Sub-Advisory Agreement with Ambassador Capital Management LLC. As described in more detail under the heading "Matters Considered by the Board," this recommendation is the result of evaluation by the full Board of Trustees of a substantial amount of information, including information prepared by independent sources, Monetta Financial Services, Inc. (called the "Adviser" in this proxy statement) and Ambassador Capital Management LLC (called "Ambassador" or the "Sub-Adviser" in this proxy statement).

     Gary Schaefer joined the Adviser in June 1997. He has been co-portfolio manager with Robert Bacarella for the Intermediate Bond Fund, the Government Money Market Fund and the fixed income portion of the Balanced Fund. In October 2000, Mr. Schaefer joined Ambassador Capital Management as a principal while remaining an employee of the Adviser. Both Mr. Schaefer, the Adviser and the Trust desire that he continue as a co-portfolio manager with the Trust, but wish to avoid Mr. Schaefer's current dual employment with both the Adviser and Ambassador Capital Management. Therefore, the shareholders of each of the Balanced Fund, the Intermediate Bond Fund and the Government
Money Market Fund are being asked to approve the new sub-advisory agreement between these series of the Trust and Ambassador Capital Management LLC.

     The fees paid by these series of the Trust will not increase and there will be no change in management as a result of the sub-advisory agreement. There are no other financial arrangements between the Adviser and Ambassador Capital Management. Ambassador Capital Management, through Mr. Schaefer, will provide sub-advisory services for Monetta Trust from the Adviser's office.

TERMS OF THE NEW ADVISORY AGREEMENT

     Shareholders of each of the Balanced Fund, the Intermediate Bond Fund and the Government Money Market Fund are being asked to approve the new Sub-Advisory Agreement. The following discussion of the new Sub-Advisory Agreement is qualified in its entirety by reference to the form of the new Sub-Advisory Agreement set forth in Appendix E.

     The new Sub-Advisory Agreement provides that the Sub-Adviser shall perform portfolio selection and related research and statistical services for investment of the funds' investment assets, subject to the control and direction of the Adviser and the Board of Trustees. The Sub-Adviser shall conform to all investment restrictions and objectives of each respective fund and shall render reports to the Adviser concerning its activities.
The Sub-Adviser shall seek best execution on all orders, use the same skill and care in providing services to the funds as it uses in providing services to other fiduciary accounts, conform to all laws, rules and regulations, and treat confidentially all information of the funds. The Sub-Adviser will bear all expenses in connection with the performance of its services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties, the Sub-Adviser will not be subject to liability to the Adviser, the Monetta Trust or any shareholder of the Monetta Trust for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

ADVISORY FEE

     The advisory fee under the new Sub-Advisory Agreement is calculated and paid monthly and is expressed as an annual percentage of the Fund's average net assets. THE SUB-ADVISORY FEE IS PAID BY THE ADVISER OUT OF ITS ADVISORY FEE. The Sub-Adviser will be paid at the following annual rate:

FUND                               ASSET LEVEL                  FEE

Monetta Intermediate Bond Fund     In excess of $30 million     0.10%
Monetta Gov't Money Market Fund    In excess of $30 million     (A)
Monetta Balanced Fund              In excess of $30 million     0.10% (B)

(A) Currently the Adviser has elected to waive the advisory fee. Should the Adviser elect not to waive the fee, the Adviser will pay the Sub-Adviser 20% of the fee charged to the Monetta Government Money Market Fund for net assets in excess of $30 million.

(B) Applies only to the fixed income portion of the portfolio which at June 30, 2001 represented approximately 50% of the portfolio.

EFFECTIVE DATE AND TERMINATION OF THE NEW ADVISORY AGREEMENT

     If approved by shareholders, the new Sub-Advisory Agreement will take effect immediately after the shareholder meeting and will remain in effect through December 3, 2003, and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the Balanced Fund, the Intermediate Bond Fund and the Government Money Market Fund. If the new Sub-Advisory Agreement is not approved, the changes described above will be delayed, and Mr. Schaefer's dual employment with the Adviser will be continued, while other options are considered.

MATTERS CONSIDERED BY THE BOARD

     In the November 2000 Board of Trustees meeting, the trustees discussed Mr. Schaefer's dual employment and his employment agreement. The trustees agreed to disclose Mr. Schaefer's dual employment in the Prospectus.
The Adviser also disclosed Mr. Schaefer's dual employment in the ADV.

     On February 15 and April 9, 2001, the Board of Trustees considered the issue of implementing a Sub-Advisory Agreement and the need for shareholder approval through the filing of a proxy statement.

     On August 17, 2001, the Board of Trustees, including all of the Independent Trustees, reviewed the Sub-Advisory Agreement. After thoroughly discussing the proposed agreement and the impact the agreement would have on the Trust, the trustees approved the new Sub-Advisory Agreement and called for a meeting of shareholders of the Balanced Fund, the Intermediate Bond Fund and the Government Money Market Fund to approve the new Sub-Advisory Agreement.

     In their August 17, 2001 meeting, the Independent Trustees reviewed materials specifically relating to the Sub-Advisory Agreement. These materials included: (i) information about Ambassador Capital Management LLC, (ii) Part II of Ambassador Capital Management's Form ADV, (iii) information concerning the expenses of the Monetta Trust compared against a peer group of funds, and (iv) the Sub-Adviser's operations and financial condition.

     In their August 17, 2001 meeting, the Independent Trustees considered the new Sub-Advisory Agreement, including: (i) Monetta Financial Services, Inc. does not anticipate any material changes in its operations as a result of entering into the Sub-Advisory Agreement with Ambassador Capital Management; (ii) the Balanced Fund, Intermediate Bond Fund and Government Money Market Fund would continue to be managed by the same portfolio managers; (iii) the fees paid by the Trust would not increase as a result of the new Sub-Advisory Agreement; and (iv) there were no financial arrangements between the Adviser and Ambassador Capital Management. The Trustees discussed whether any additional information was needed and concluded that it was not.

CONCLUSION

     In considering the new Sub-Advisory Agreement in the August meeting, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees and Independent Trustees concluded that the new Sub-Advisory Agreement is fair and reasonable and that it should be approved.

     The Board of Trustees, including the Independent Trustees, voted to approve the submission of the new Sub-Advisory Agreement to shareholders of the Balanced Fund, Intermediate Bond Fund and Government Money Market Fund and recommends that the shareholders of each of these funds vote FOR Proposal 4.



LIST OF APPENDICES

APPENDIX A: Nominees owning over 1% of any fund and Shareholders owning over 5% of any fund

APPENDIX B: Audit Committee Charter

APPENDIX C: Officers of the Monetta Trust, the Adviser and the Sub-Adviser

APPENDIX D: Proposed Advisory Agreement

APPENDIX E: New Sub-Advisory Agreement


                                APPENDIX A

                         NOMINEES AND SHAREHOLDERS

NOMINEES OWNING MORE THAN 1% OF SHARES OF ANY FUND

     The following list sets forth each nominee who, as of October 9, 2001, owns more than 1% of the total outstanding shares of any fund in the series of the Monetta Trust.

NOMINEE NAME              FUND IN WHICH OWNERSHIP   % OF SHARES OUTSTANDING    NO. OF SHARES OWNED
                          IS > 1%
________                  ________                  ________                   ________


     The following table sets forth the name and holdings of any persons known by the Monetta Trust to be a record owner of more than 5% of the outstanding shares of any fund in the series of the Trust as of October 9, 2001. Other than as indicated below, the Trust is not aware of any shareholder that beneficially owns in excess of 25% of any series of the Trust's total outstanding shares.

SHAREHOLDERS OWNING MORE THAN 5% OF SHARES OF ANY FUND

     The Advisor and the Directors and Officers of the Monetta Trust, as a group, owned ______ shares which represents ___% of the issued and outstanding shares of common stock of the Monetta Trust. In addition, the Trust is unaware of any shareholders, beneficial or of record, who owned more than 5% of any series of the Trust's outstanding shares as of that date.






                                APPENDIX B

                      AUDIT COMMITTEE CHARTER FOR THE
                    MONETTA FUND AND THE MONETTA TRUST

     This Audit Committee Charter is for both the Monetta Fund and its directors and the Monetta Trust and its trustees. The terms fund and trust, director and trustee shall be used interchangeably.

1. The Audit Committee shall be composed entirely of independent trustees.

2. The purposes of the Audit Committee are, with respect to all outstanding series of the Trust:

     (a) to oversee accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of financial statements and the independent audit thereof; and

     (c) to act as a liaison between the independent auditors and the full Board of Trustees.

   The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and the auditors' responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a)to recommend the selection, retention, or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representation as to their independence;

     (b)to meet with the independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the financial statements, including any adjustments to such statements recommended by the auditors, or other results of such audit(s); (iii) to consider the auditors' comments with respect to the financial policies of each outstanding series of the Trust, procedures and internal accounting controls and management's responses thereto; and
   (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c)to consider the effect upon any outstanding series of the Trust of on any changes in accounting principles or practices proposed by management or the auditors;

     (d)to review the fees charged by the auditors for audit and non-audit services;

     (e)to investigate improprieties or suspected improprieties in fund operations; and

     (f)to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meeting as circumstances require.

5. The committee shall regularly meet with the Treasurer of the Trust and with internal auditors, if any, for the management company.

6. The committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate series of the Trust.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

     While the Audit Committee has the purposes, duties and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between the manager and the independent auditors, or to assure compliance with laws and regulations and the Trust's internal compliance policies.

                                APPENDIX C

                      OFFICERS OF THE MONETTA TRUST,
                   MONETTA FINANCIAL SERVICES, INC. AND
                     AMBASSADOR CAPITAL MANAGEMENT LLC


OFFICERS OF THE MONETTA TRUST AND MONETTA FINANCIAL SERVICES, INC.

NAME                     BIRTHDATE         POSITION WITH THE TRUST   POSITION WITH THE ADVISER
Robert S. Bacarella      05/31/1949        President                 Chairman, Chief Executive
                                                                     Officer and President

Timothy R. Detloff       10/17/1959        Vice President            Vice President

Maria Cesario DeNicolo   02/14/1949        Chief Financial Officer,  Chief Financial Officer,
                                           Treasurer and Secretary   Treasurer and Secretary

Christina M. Curtis      07/23/1962        Assistant Secretary       Assistant Secretary



OFFICERS OF AMBASSADOR CAPITAL MANAGEMENT LLC

NAME                             BIRTHDATE        POSITION
Brian T. Jeffries                02/08/1965       President & Chief Executive
                                                  Officer

Gregory A. Prost                 09/03/1966       Chief Investment Officer

Kathryn J. Nuree                 06/26/1954       Vice President

Gary R. Schaefer                 09/06/1946       Vice President


                                APPENDIX D

                       INVESTMENT ADVISORY AGREEMENT


                  PROPOSED INVESTMENT ADVISORY AGREEMENT

     This investment advisory agreement is made as of 3rd day of December, 2001, between MONETTA TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company (the "Trust"), and MONETTA FINANCIAL SERVICES, INC., a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser (the "Adviser").

     The Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets.

     The Trust is now authorized to offer shares in six series: Monetta Small-Cap Equity Fund, Monetta Mid-Cap Equity Fund, Monetta Large Cap Equity Fund, Monetta Balanced Fund, Monetta Intermediate Bond Fund and Monetta Government Money Market Fund, which are referred to in this Agreement individually as a "Fund" and together as the "Funds". The term "Funds" also means the Funds and any other series of the Trust that has become a "Fund" under paragraph 1(b) of this Agreement.

   The Trust and the Adviser agree:

      1. APPOINTMENT OF ADVISER. (a) The Trust appoints the Adviser to act as manager and investment adviser to the Funds for the period and on the terms provided in this Agreement. The Adviser accepts that appointment and agrees to provide the services described in this Agreement, for the compensation provided in paragraph 6.

      (b) If the Trust establishes one or more series of shares other than the Funds with respect to which it wants to appoint the Adviser as manager and investment adviser under this Agreement, it shall notify the Adviser in writing, indicating the advisory fee which will be payable with respect to the additional series of shares. If the Adviser is willing to accept that appointment, it shall notify the Trust in writing, whereupon such series of shares become a Fund hereunder.

      2.  SERVICES OF ADVISER.   (a)  The Adviser shall manage the
investment and reinvestment of the assets of each Fund and the general business affairs of each Fund and of the Trust, subject to the supervision of the board of trustees of the Trust. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Trust's Agreement and Declaration of Trust, bylaws and registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and to the provisions of the Internal Revenue Code applicable to the Trust as a regulated investment company. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Trust or the Funds, and unless otherwise expressly provided or authorized, shall have no authority to act or represent the Trust or the Funds in any way.

      (b) The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Adviser, although each Fund will pay the brokerage commissions on its portfolio transactions in accordance with Paragraph 4.
In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available for any transaction. The Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

      (c) To the extent contemplated by the Trust's registration statement under the 1933 Act, in evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction by any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

      3. SERVICES OTHER THAN AS ADVISER. The Adviser (or an affiliate of the Adviser) may act as broker for a Fund in connection with the purchase or sale of securities by or to a Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. Such brokerage services are not within the scope of the duties of the Adviser under this agreement, and, within the limits permitted by law and the trustees, the Adviser (or an affiliate of the Adviser) may receive brokerage commissions, fees or other remuneration from a Fund or the Trust for such services in addition to its fee for services as Adviser. Within the limits permitted by law, the Adviser may receive compensation from the Trust for other services performed by or for the Trust which are not within the scope of the duties of the Adviser under this agreement.

      4. EXPENSES TO BE PAID BY ADVISER. The Adviser shall furnish to the Trust, at its own expense, all office space, facilities, equipment and personnel necessary to provide the services set forth in paragraph 2 above. The Adviser shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Funds; and all expenses in determination of daily price computations, placement of securities orders and related bookkeeping; and all other expenses of the Funds not allocated to the Trust pursuant to section 5.

      5. EXPENSES TO BE PAID BY THE TRUST. The Trust shall pay the fees of the Adviser pursuant to section 6; all expenses pursuant to any plan as in effect from time to time adopted pursuant to rule 12b-1 under the 1940 Act; all charges of depositories, custodians and other agencies for the safekeeping and servicing of cash, securities and other property of the Funds and of their transfer agents and registrars and their dividend disbursing and redemption agents, if any; all compensation of trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust; ALL EXPENSES OF MAINTAINING THE REGISTRATION OF SHARES OF FUND UNDER THE 1933 ACT AND OF QUALIFYING AND MAINTAINING QUALIFICATION OF SHARES OF TRUST UNDER THE SECURITIES LAWS OF SUCH UNITED STATES JURISDICTIONS AS TRUST MAY FROM TIME TO TIME REASONABLY DESIGNATE; all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of the Funds, if any; all costs of borrowing money by the Funds; all extraordinary expenses, including litigation expenses, not incurred in the ordinary course of the Funds' operations; AND ALL LEGAL, AUDIT AND TAX PREPARATION FEES INCURRED ON BEHALF OF THE FUND. In addition to the payment of expenses, the Trust shall also pay all brokers' commissions and other charges relative to the purchase and sale of portfolio securities of the Funds AND ALL OTHER EXPENSES OF THE FUNDS NOT ALLOCATED TO THE ADVISER PURSUANT TO SECTION 4.

      6. COMPENSATION OF ADVISER. (a) For the services to be provided and the expenses to be assumed and to be paid by the Adviser hereunder, the Trust shall pay to the Adviser, solely out of assets of each Fund, a monthly fee, based upon the average net assets of each Fund, which shall be computed as of the close of business each day and accrued daily, at the annual rate set forth below:

                              ADVISORY FEE SCHEDULE

                 FEE RATE AS A PERCENTAGE OF AVERAGE NET ASSETS


                            Small-          Mid-         Large-         Balanced       Intermediate Government
                            Cap Fund        Cap Fund     Cap Fund       Fund           Bond Fund    Money Market
                                                                                       Fund
First $300                  0.75%           0.75%        0.75%          0.40%          0.35%        0.25%
million in net
assets

Next $200                   0.70%           0.70%        0.70%          0.40%          0.35%        0.25%
million in net
assets

Net assets over             0.65%           0.65%        0.65%          0.40%          0.35%        0.25%
$500 million


      7. LIMITATION OF EXPENSES OF ANY FUND. The Adviser may, from time to time, undertake to limit the expenses of a Fund by agreeing for a stated period of time (which may be a period containing until terminated by the Adviser on not less than [60] days' notice to the Trust) to reimburse such Fund for sums expended for expenses in excess of a stated amount or percentage of assets, or assuming for a stated period of time (which may be a period containing until terminated by the Adviser on not less than [60] days' notice to the Trust) an obligation to pay an expense that would otherwise be paid by the Trust pursuant to paragraph 5 of this Agreement. Any such undertaking shall be in writing and shall be considered a part of this Agreement.

      8. SERVICES OF ADVISER NOT EXCLUSIVE. The services of the Adviser to the Trust hereunder are not exclusive, and the Adviser is free to provide similar services to others so long as its services under this agreement are not impaired by such other activities.

      9. LIABILITY OF ADVISER. The Adviser shall not be liable to the Trust or its shareholders for any loss suffered by the Trust or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the partners, employees or agents of the Adviser, in connection with or pursuant to this agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this agreement.

      10. LIABILITY OF TRUST. The obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust.

      11. USE OF ADVISER'S NAME. The Trust and the Funds may use the name "Monetta Trust" or any other name derived from the name "Monetta" only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Trust will (by amendment of its Agreement and Declaration of Trust, if necessary) cease to use, in its name and in the names of the Funds, any name derived from the name "Monetta," any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Adviser, or with any organization which shall have succeeded to the Adviser's business as investment adviser. The consent of the Adviser to the use of such names by the Trust shall not prevent the Adviser's permitting any other enterprise, including another investment company, to use such name or names.

      12. DURATION AND RENEWAL.  (a)  Unless terminated as provided in section 13, this agreement shall become effective with respect to the Initial Funds on the date hereof and, with respect to any additional Fund, on the date of receipt by the Trust of notice from the Adviser in accordance with Paragraph 1 (b) hereof that the Adviser is willing to serve as Adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until February 1, 1999, with respect to the Funds and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (i) by either the trustees or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of such Fund, and (ii) in either event by the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) or any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 act) of any Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected thereby, and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

      13. TERMINATION. This Agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of the trustees or by a vote of a majority of the outstanding shares (as defined in the 1940
Act) of that Fund, or by the Adviser on sixty (60) days' written notice to the other party. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

      14. AMENDMENT. This agreement may not be amended as to a Fund without the affirmative vote (a) of a majority of those trustees who are not "interested persons" (as defined in section 2(a)(19) of the 1940 Act) of the Trust and (b) of the holders of a majority of the outstanding shares of that Fund.



Date: __________________

                              MONETTA TRUST



                              By____________________________
                                   Robert S. Bacarella
                                   President



                              MONETTA FINANCIAL SERVICES, INC.



                              By____________________________
                                   ROBERT S. BACARELLA
                                   President







                                APPENDIX E

                   NEW INVESTMENT SUB-ADVISORY AGREEMENT
                  WITH AMBASSADOR CAPITAL MANAGEMENT LLC


     THIS AGREEMENT, made this 3rd day of December, 2001, is by and between Monetta Financial Services, Inc., a Delaware corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and Ambassador Capital Management LLC, registered as an investment adviser under the Advisers Act (the "Sub-Adviser"), relating to the Sub-Adviser's services for certain portfolios of Monetta Trust (the "Company"), an open-end diversified management investment company of the series type, registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     WHEREAS, the Adviser is the investment adviser to the Company, and the Adviser desires to retain the Sub-Adviser to furnish the Monetta Intermediate Bond Fund, the Monetta Government Money Market Fund and the fixed income portion of the Monetta Balanced Fund, each a series of the Company (collectively, the "Funds"), with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the funds, and the Sub-Adviser desires to furnish such services to the Adviser;

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. APPOINTMENT OF SUB-ADVISER. In accordance with and subject to the investment advisory agreement (the "Investment Advisory Agreement") between the Company and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection and related research and statistical services described herein for investment and reinvestment of the Funds' investment assets, subject to the control and direction of the Adviser and Company's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Company or the Adviser in any way or otherwise be deemed an agent of the Company or the Adviser.

2. SERVICES OF SUB-ADVISER. The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Funds:

   (a) The investment of the assets of the Funds shall at all times be subject to the applicable provisions of the Trust's Agreement and Declaration of Trust, the by-laws, the registration statement, the effective prospectus and the statement of additional information of the Company relating to the Funds (the "Fund Documents") and shall conform to the investment objectives, policies and restrictions of each respective Fund as set forth in such documents and as interpreted from time to time by the Board of Trustees of the Company and by the Adviser. Copies of the Fund Documents have been submitted to the Sub-Adviser, which acknowledges receipt and review of the Fund Documents. The Adviser agrees to provide copies of all amendments to or restatements of the Fund Documents to the Sub-Adviser on a timely and on-going basis but in all events prior to such time as said amendments or restatements become effective. The Sub-Adviser will be entitled to rely on all such documents furnished to it by the Adviser. Within the framework of the investment objectives, policies and restrictions of each respective Fund, and subject to the supervision of the Adviser, the Sub-Adviser shall have responsibility for making and executing investment decisions for the Funds. In carrying out its obligations to manage the investments and reinvestments of the assets of the Funds, the Sub-Adviser shall: (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Funds' investment portfolio or are under consideration for inclusion therein; (ii) under the supervision of the Adviser, formulate and implement a continuous investment program for the Funds consistent with the investment objective and related investment policies for each Fund as set forth in the Fund Documents, as amended; and (iii) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser in accordance with applicable regulatory requirements, of orders for such purchases and sales.

   (b) In connection with the purchase and sale of securities of the Funds, the Sub-Adviser shall arrange for the transmission to the custodian for the Funds and, as directed by the Adviser, any other persons retained by the Funds on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Funds' investment portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Company's Board of Trustees concerning the investment activity and portfolio composition of the Funds in such form and at such intervals as the Adviser or the Board of Trustees may from time to time require. The Sub-Adviser agrees that all documents and records maintained by it with respect to the Funds, are the property of the Company and will be surrendered to the Company or the Adviser upon the request of either.

   (c) The Sub-Adviser shall, in the name of the Funds, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies of the Funds, as set forth in the Fund Documents, as amended from time to time, and under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act. In connection with the placement of orders for the execution of the Funds' portfolio transactions, the Adviser shall create and maintain all necessary brokerage records of the Funds in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act.

   (d) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Funds' transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally.

     The Sub-Adviser shall use the same skill and care in providing services to the Funds as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable federal and state laws, rules and regulations, including the 1940 Act, the Advisers Act and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. Further, the Sub-Adviser shall at all times keep in effect a Code of Ethics consistent with the rules and regulations under both the Advisers Act and the 1940 Act.

     The Sub-Adviser will treat confidentially and as proprietary information of the Funds, all records and other information relative to the Funds and prior, present or potential shareholders, including any "nonpublic personal information" as defined in Rule 3(t) of Regulation S-P, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds).

3. EXPENSES. The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the Sub-Adviser's office facilities, equipment and personnel used in carrying out the Sub-Adviser's duties hereunder, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Funds.

4. COMPENSATION. In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Funds hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate, as outlined below, which shall be a percentage of the average net assets of the Funds. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Monetta Intermediate Bond Fund, the Monetta Government Money Market Fund and the fixed income portion of the Monetta Balanced Fund, as determined as of the close of each business day pursuant to the Fund Documents.

     The amount of such annual fee for each respective Fund is described in the schedule below:


FUND                               ASSET LEVEL                  FEE

Monetta Intermediate Bond Fund     In excess of $30 million     0.10%
Monetta Gov't Money Market Fund    In excess of $30 million     (A)
Monetta Balanced Fund              In excess of $30 million     0.10% (B)

(A)Currently the Adviser has elected to waive the advisory fee. Should the Adviser elect not to waive the fee, the Adviser will pay the Sub-Adviser 20% of the fee charged to the Monetta Government Money Market Fund for net assets in excess of $30 million.

(B)Applies only to the fixed income portion of the portfolio


5. EFFECTIVE DATE, RENEWAL AND TERMINATION. This Agreement shall become effective as of the date first above written and, unless otherwise terminated, shall continue for two years and from year to year thereafter so long as approved annually in accordance with the 1940 Act and the rules thereunder. This Agreement may be terminated without penalty on sixty (60) days' written notice to the Sub-Adviser (i) by the Adviser, (ii) by vote of the Board of Trustees of the Company, or (iii) by vote of a majority of the outstanding voting securities of the Funds; or it may be terminated without penalty on sixty (60) days' written notice to the Adviser by the Sub-Adviser. This Agreement will terminate automatically in the event of its assignment or upon any termination of the Investment Advisory Agreement. The terms "assignment" and "vote of majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

6.   GENERAL PROVISIONS.

     (a) The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Funds' assets, or from acts or omissions of custodians or securities depositories or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Company or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder or a breach of its fiduciary duty.

     (b) The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Funds. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Funds, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

     (c) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Company, or person otherwise affiliated with the Company (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature or to render services of any kind to any other trust corporation, firm, individual or association.

     (d) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (e) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following addresses.

     The Adviser at:

          1776-A South Naperville Road, Suite 100
          Wheaton, Illinois 60187
          Attention: Robert S. Bacarella, President

     The Sub-Adviser at:

          211 W. Fort Street, Suite 720
          Detroit, Michigan, 48226
          Attention: Brian T. Jeffries, President.

     (f) Sub-Adviser agrees to notify Adviser of any change in Sub-Adviser's senior officers, portfolio managers, and directors within a reasonable time after such change. Sub-Adviser further agrees to provide Adviser with any amendments to Parts I and II of its ADV within a reasonable time after such amendments and notify Adviser of any regulatory, civil or criminal proceedings, actions or complaints involving the Sub-Adviser or its affiliates within a reasonable time.

     (g)  This Agreement may be amended in accordance with the 1940 Act.

     (h) This Agreement constitutes the entire agreement among the parties hereto.

     (i) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall together, constitute only one instrument.


     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.


                    AMBASSADOR CAPITAL MANAGEMENT LLC



                    By:  ___________________________
                         Brian T. Jeffries
                             President




                    MONETTA FINANCIAL SERVICES, INC.



                    By:  ___________________________
                         Robert S. Bacarella
                             President






MONETTA TRUST


     This proxy is solicited on behalf of the Board of Trustees of the Monetta Trust. The undersigned, revoking previous proxies for such shares, hereby appoints Robert Bacarella, Maria Cesario DeNicolo and Arthur Don, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at 1776-A South Naperville Road, Suite 100, Wheaton, IL 60187 on December 3, 2001 commencing at 9 a.m. Central Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

     If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

     Please vote your proxy today! Prompt response will save the expense of additional solicitations.

     If you do not vote your proxy, a D.F. King & Co., Inc., representative will request your vote via telephone.

     Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to the Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

PROXY VOTING INSTRUCTIONS

1.   Internet (Available 24 hours a day, 7 days a week)*

     Log onto _______________

     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions on the screen. If you received more than one proxy card, you will have to vote each card separately.

2.   Touch-Tone Phone (Available 24 hours a day, 7 days a week)*

     Dial ______________. The call is toll-free.

     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions as spoken. If you received more than one proxy card, you will have to vote each card separately.

3.   Facsimile (Fax) (Available 24 hours a day, 7 days a week)*

     Read both sides of this proxy card. Complete, sign and date the card on the reverse side. Fax the reverse side to _______________.

4.   Mail (Available through U.S. Postal Service)

     Please complete the reverse side of this proxy card. Sign and date the reverse side of this proxy card. Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

MONETTA TRUST

     Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting on December 3, 2001.

     Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

     Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy Date Proposal below.

Date: ________________________


_______________________       ________________________
Shareholder sign here              Co-owner sign here

Detach this proxy card at the perforation below if you wish to mail your vote.

DETACH CARD

PROPOSAL SUMMARIES

1. Proposal to Elect Directors: (01) Robert S. Bacarella, (02) John W. Bakos, (03) Maria Cesario DeNicolo, (04) John L. Guy, (05) Marlene Zielonka Hodges, (06) Mark F. Ogan, (07) William M. Valiant.


FOR ALL  WITHHOLD ALL         FOR ALL EXCEPT
[ ]      [ ]                  [ ]

To Withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

__________________________


2. To approve of the revised Advisory Agreement with Monetta Financial Services, Inc.

For       Against   Abstain
[ ]       [ ]       [ ]


3.   Proposal to Ratify the Selection of KPMG LLP as Independent
Accountants of the Trust.

For       Against   Abstain
[ ]       [ ]       [ ]


FOR SHAREHOLDERS OF THE BALANCED FUND, INTERMEDIATE BOND FUND AND
GOVERNMENT MONEY MARKET FUND ONLY

4.   To approve of the Sub-Advisory Agreement with Ambassador Capital
Management LLC

For          Against   Abstain
[ ]          [ ]       [ ]



     (Date)

Dear Financial Adviser:

     Included in a proxy statement being mailed to all shareholders of each series of the Monetta Trust are two proposals that we wanted to explain further to you.

     Shareholders in each series of the Monetta Trust will be requested to vote on a revised advisory agreement with the present Adviser, Monetta Financial Services, Inc. The proposed advisory agreement will separate the management fees from the other expenses of the Trust. Break points will be added to the advisory fees paid by each series of the Trust. Additionally, under the terms of the present advisory agreement, the Fund is unable to utilize soft dollars, when available, to pay for Trust-related expenses such as legal, audit and state registration fees. Trust expenses can only be paid by soft dollars if they are an obligation of the Trust. Therefore, in order to utilize soft dollars, the Trustees of the Trust recommended the advisory agreement be modified to unbundle the fees for the Trust.

     The effect of this change will require the fees paid by each series of the Trust to increase. However, the Trust's total returns may increase as the Adviser's fee is reduced and soft dollars are available to pay for Trust expenses. However, there is no guarantee that there will be soft dollars available to pay for the Trust expenses. There are no other changes to the advisory agreement. The Adviser will remain the same, and the same portfolio managers will continue to manage the investments. Under the 1940 Act, these revisions require approval by the shareholders.

     In addition, shareholders of the Balanced Fund, the Intermediate Bond Fund and the Government Money Market Fund are being asked to approve a new sub-advisory agreement between the Adviser and Ambassador Capital Management. Since June 1997, Gary Schaefer has been an employee of the Adviser and a co-portfolio manager with Robert Bacarella for the fixed income portion of the Balanced Fund and the Intermediate Bond Fund and Government Money Market Fund. In October 2000, Mr. Schaefer joined Ambassador Capital Management as a principal while remaining an employee of the Adviser. Both Mr. Schaefer, the Adviser and the Trust desire that he continue as a co-portfolio manager with the Trust, but wish to avoid Mr. Schaefer's current dual employment with both the Adviser and Ambassador Capital Management. Therefore, the shareholders of each of the Balanced Fund, the Intermediate Bond Fund and the Government Money Market Fund are being asked to approve the new sub-advisory agreement. The fees paid by these series of the Trust will not increase and there will be no change in management as a result of the sub-advisory agreement. There are no other financial arrangements between the Adviser and Ambassador Capital Management.

     We thank you for your continued support.

Sincerely,

Robert S. Bacarella
President